UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Callaway Golf Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online

Before the Meeting - Go to

www.investorvote.com/ELY or scan the QR code —

login details are located in the shaded bar below.

During the Meeting - Go to

www.meetnow.global/MDHNQQH. You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand and follow the instructions.

Important Notice Regarding the Availability of Proxy Materials for the

Callaway Golf Company Shareholder Meeting to be Held on May 25, 2022, at 8:00 a.m. Pacific Time

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report and Proxy Statement to shareholders are available at:

www.allianceproxy.com/callawaygolf/2022

Easy Online Access – View your proxy materials and vote.

Step 1:	Go to www.investorvote.com/ELY.
Step 2:	Click on the icon on the right to view meeting materials.
Step 3:	Return to the investorvote.com/ELY window and follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 13, 2022 to facilitate timely delivery.

2 N O T

03M7XB

Shareholder Meeting Notice

The 2022 Annual Meeting of Shareholders of Callaway Golf Company will be held on Wednesday, May 25, 2022, at 8:00 A.M. Pacific Time, virtually via the Internet at www.meetnow.global/MDHNQQH. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1.	Election of Directors.	01 - Oliver G. Brewer III 02 - Erik J Anderson 03 - Samuel H. Armacost 04 - Scott H. Baxter
05 - Thomas G. Dundon 06 - Laura J. Flanagan 07 - Russell L. Fleischer 08 - Bavan M. Holloway
09 - John F. Lundgren 10 - Scott M. Marimow 11 - Adebayo O. Ogunlesi 12 - Varsha R. Rao
13 - Linda B. Segre 14 - Anthony S. Thornley
2.	To ratify, on an advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022
3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers
4.	To approve the Callaway Golf Company 2022 Incentive Plan

In their discretion, Brian P. Lynch and Sarah E. Kim, or either of them, are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– Internet - Go to www.investorvote.com/ELY

– Phone - Call us free of charge at 1-866-641-4276.

–   Email - Send an email to investorvote@computershare.com with“Proxy Materials Callaway Golf Company” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 13, 2022.

Your Vote Counts!

CALLAWAY GOLF COMPANY

2022 Annual Meeting

Vote by May 24, 2022

11:59 PM ET

You invested in CALLAWAY GOLF COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2022.

Get informed before you vote

View the Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting*
Point your camera here and	May 25, 2022
vote without entering a	8:00 AM PDT
control number
Annual Meeting of Shareholders will be held virtually. Go to www.meetnow.global/MDHNQQH. You may attend the meeting via the Internet and vote during the meeting when the polls are open.

*

If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors

Nominees:

01	Oliver G. Brewer III	For

02	Erik J Anderson	For

03	Samuel H. Armacost	For

04	Scott H. Baxter	For

05	Thomas G. Dundon	For

06	Laura J. Flanagan	For

07	Russell L. Fleischer	For

08	Bavan M. Holloway	For

09	John F. Lundgren	For

10	Scott M. Marimow	For

11	Adebayo O. Ogunlesi	For

12	Varsha R. Rao	For

13	Linda B. Segre	For

14	Anthony S. Thornley	For

2.	To ratify, on an advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022	For

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers	For

4.	To approve the Callaway Golf Company 2022 Incentive Plan	For

NOTE: In their discretion, Brian P. Lynch and Sarah E. Kim, or either of them, are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Annual Meeting of Shareholders will be held virtually. Go to www.meetnow.global/MDHNQQH. You may attend the meeting via the Internet and vote during the meeting when the polls are open.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.

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